Financial Income and Expenses	12 Months Ended
Dec. 31, 2021
Financial Income And Expenses [Abstract]
Financial Income and Expenses	FINANCIAL INCOME AND EXPENSES

Financial income and expenses	Year ended
(in € thousands)	2019/12/31	2020/12/31	2021/12/31

Interest income	2,626	1,442	274
Foreign exchange gain	2,272	4,983	8,876
Financial income occured by renegotiating the convertible bond debt OCEANE	0	0	35,578
Other financial income	324	119	52
TOTAL - Financial income	5,221	6,544	44,780
Financial expenses
Interest expenses	(11,289)	(11,643)	(4,846)
Interest expenses for leases	(148)	(134)	(109)
Foreign exchange losses	(1,657)	(13,508)	(2,163)
Other financial expenses	(17)	(11)	(5)
TOTAL - Financial expenses	(13,110)	(25,296)	(7,122)
FINANCIAL GAIN (LOSS)	(7,889)	(18,752)	37,658
Financial income includes notably the one-time buyback bonus of €35.6 million issued from the renegotiation of the OCEANEs completed in January 2021.
Interest income recognized is almost exclusively related to investments in US dollars, of which the return has decreased in 2021.
The financial expenses are related to the interest of the OCEANE and they mainly relate to the payment of coupons at the rate of 3.5% and the amortization of the discount of the bond debt at the effective interest rate of 8.8% to accrete the bond debt up to the amount that will be repaid (or converted) at maturity, recognizing a theoretical annual interest accrual as a result of the accretion on the period of an amount equivalent to the equity component at an effective interest rate.
The portion of financial gain related to currency exchange is a gain of €6,713 in 2021 notably due to the difference in currency exchange recognized on the cash investments in US dollars, as GENFIT has decided to keep some of its cash in US dollars. See Note 6 “Cash and cash equivalents”. These cash investments in US dollars are to be used to pay directly expenses in US dollars (natural currency hedge).